SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2003

Internet America, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-25147	86-0778979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (214) 861-2500

Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Internet America, Inc. on September 29, 2003

Item 12. Results of Operations and Financial Condition

On September 29, 2003, the Company issued a press release revising its previous disclosure of results of operations for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET AMERICA, INC.

Date: September 29, 2003	By:	/s/ Elizabeth P. Daane

Elizabeth P. Daane VP and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Internet America, Inc. on September 29, 2003